UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

 Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2019

 Bakken Resources, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53632	26-2973652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1314 S Grand Blvd Unit 2112 Spokane, WA		99202
(Address of principal executive offices)		(Zip code)

509-624-1090

(Registrant’s telephone number, including area code)

825 Great Northern Boulevard

Expedition Block Suite 304

Helena, MT  59601

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934. (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.  ☐

Item 1.03Bankruptcy or Receivership

On March 5, 2019, the United States Bankruptcy Court, District of Nevada entered its Order Approving Stipulation for Dismissal of Bankruptcy Case and Dismissing Bankruptcy Case (“Dismissal Order”) in the matter of the voluntary petition for bankruptcy relief filed by Bakken Resources, Inc. (“the Company”) filed under chapter 11 of title 11 of the United States Code on December 7, 2018.  As described more fully in Item 5.02 below, the Company is operating under new management after this Order.

Item 5.02Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In furtherance of the Dismissal Order, the following actions occurred, among others:

•David Hindman resigned as the Company’s Chief Restructuring Officer, and Richard Robbins resigned as the Company’s Vice President of Restructuring.  These were the only current officers of the Company;

•Four of the six members of the Board of Directors resigned effective as of the entry of the Dismissal Order;

•The outgoing directors and officers agreed to cooperate timely and in good faith with the transition of the Company’s books and records to the new management team.

On April 12, 2019, the two remaining members of the Board of Directors resigned from the Board and voted, pursuant to §3.4 of the Company Amended and Restated Bylaws, to appoint William Wood and Allan Holms as members of the Board of Directors.

On April 15, 2019, the Board of Directors, by Action by Consent, elected Allan G Holms as the Chairman of the Board of Directors, and appointed him to the office of Chief Executive Officer and President; the Board concurrently appointed William Wood to the offices of Chief Financial Officer and Vice-President.  These are the only current officers of the Company.

In the same Action by Consent of April 15, 2019, the Board of Directors voted to relocate the primary business offices from Helena Montana to Spokane, Washington. Management is currently in the process of relocating the company offices to Spokane, Washington.  Management is also working to reestablish operations including the Company’s United States Securities and Exchange Commission’s (“SEC”) required filings.

The Company’s website is being updated to include the new office address, telephone numbers, and Company contact information.

Item 8.01Other Events

On March 27, 2019, Second Judicial District Court of the State of Nevada, Case No. CV14-00544, entered its Judgment fully resolving the Company’s claims against Allan Holms related to the ownership dispute of shares formerly held by Val Holms (“Judgment”).  The Judgment rendered Allan Holms the rightful owner of Twenty-Six Million Two Hundred Thirty-Five Thousand (26,235,000) shares of common stock of Bakken Resources, Inc. (“Bakken”), as evidenced by stock certificate numbers 335, 1342, 1343, 1344 and 1345 (the “Stock”), previously held in the name of Val Holms.

The Judgment also vacated and withdrew the Temporary Restraining Order which enjoined Allan Holms from (a) transferring or attempting to transfer any shares evidenced by Company stock numbers 335, 1342, 1343, 1344 and 1345 through Nevada Agency and Transfer Company ("NATCO"), or any other transfer agent, (b) enjoining NATCO and any other transfer agent from carrying out any instructions from Allan, or any person or entity purported to be working with or affiliated with Allan Holms to transfer any shares evidenced by BRI stock certificate numbers 335, 1342, 1343, 1344, and 1345, and (c) immediately restraining Allan from filing or attempting to file any additional documentation with the Securities Exchange Commission ("SEC") that purports, indicates or in any way claims that Allan Holms is an Officer, Director or ten percent (10%) shareholder of Bakken.

Certain claims alleged against the Company’s former members of the Board of Directors remain pending in the same action.

Item 9.01Financial Statements and Exhibits

Current status of financial statement filings

As reported in previous NT 10-Q and NT 10-K filings, the Company has been unable to make timely SEC reports in the past due to uncertainty surrounding litigation and a claim of acting in bad faith against prior Company management.  The most recent SEC filing was for the period ended September 2017.  Upon bankruptcy counsel’s recommendation to pursue a Chapter 11 bankruptcy filing, the prior Board of Directors deemed it inappropriate to bring such SEC filings current.

Current management received financial and operational information from prior management in late April 2019.  Management is beginning the process assessing the Company’s records, financial condition, and the extent of reporting required of the Company by the SEC. Based on this assessment, management will make a determination of the quantity, frequency and independent accountant involvement in reporting that will provide the greatest benefit to shareholders while not subjecting the Company to unnecessary reporting expenses.

The Company incurred approximately $1,500,000 in legal and professional costs between November 2018 and March 2019, initiating, defending, and settling the bankruptcy action.  These expenditures consumed the majority of the Company’s pre-bankruptcy liquidity.  However, based on currently available information, management believes that the company will still be able to maintain sufficient current cash flow to sustain normal operations.

Forward Looking Statement Disclaimer

Except for statements of historical fact, information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, the sale of the shares being offered hereunder; (iii) the expected development of the Company’s business, projects and joint ventures; (iv) execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company’s projects; (vi) completion of the Company’s projects that are currently underway, in development or otherwise under consideration; (vi) renewal of the Company’s current customer, supplier and other material agreements; and (vii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this 8-K are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

Exhibits
Exhibit No.	Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKKEN RESOURCES, INC.

Dated: May 8, 2019	By:	/s/ Allan G Holms
Allan G Holms, President